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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2005


                              MORGAN BEAUMONT, INC.
                              ---------------------
               (Exact name of Registrant as specified in charter)


             NEVADA                      000-33389                65-1071956
             ------                      ---------                ----------
(State or other jurisdiction of      (Commission File           (IRS Employer
         incorporation)                   Number)            Identification No.)

                   6015 31ST STREET EAST, BRADENTON, FL 34203
                   ------------------------------------------
                    (Address of principal executive offices)


        Registrant's Telephone Number, Including Area Code: 941-753-2875
                                                            ------------

ITEM 8.01 OTHER EVENTS.

(a) Restated Earnings - Inadequate Internal Controls
    ------------------------------------------------

On November 14, 2005, the Company filed amended reports on Form 10-QSB for the periods ended December 31, 2004, March 31, 2005, and June 30, 2005, restating its earnings/ losses to correct a material misstatement resulting from what the Company recently discovered to be an improper method of accounting used in the computation of stock-based consulting expenses arising from stock options issued under certain consulting agreements.

The guidance set forth in Auditing Standard No. 2 ("AS2") of the Public Company Accounting Oversight Board states that the restatement of previously issued financial statements to reflect the correction of a misstatement should be regarded as at least a significant deficiency in, and is a strong indicator of a material weakness in internal control over financial reporting. In connection with the filing of the amended 10Q's , Morgan Beaumont has concluded that a material weakness existed as of December 31, 2004, which precludes Morgan Beaumont from concluding that its internal control over


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financial reporting was effective as of December 31, 2004.  A material weakness is a control deficiency, or combination of control deficiencies, that results in a more than remote likelihood that a material misstatement of the interim or annual financial statements will not be detected. Therefore, Morgan Beaumont's Management Assessment Report on Internal Control Over Financial Reporting, which was contained in Item 3 of the Form 10-QSB as of March 31, 2005 and which stated that Morgan Beaumont's internal control over financial reporting was effective as of March 31, 2005, can no longer be relied on.

The Company had originally accounted for the options under Statement of Financial Accounting Standards No. 148 "Accounting for Stock-Based Compensation
- Transition and Disclosure" (SFAS No. 148). This statement amends FASB statement No. 123, "Accounting for Stock Based Compensation". Under FAS 148, the Company recognized an original fair value for the options related to cancelable contracts as approximately $408,000. SEC Staff accountants examined the Company's filings as part of the review process for the S-2 Registration Statement and directed the Company to EITF 96-18 Issue 3, a provision previously unknown to the Company. Under application of this provision, the Company would measure the fair value of the options on the date they vest and estimate their fair value on the reporting dates prior to vesting. This error resulted in understatements of the Company's stock based compensation expense in the quarterly reports for the reporting periods ended December 31, 2004, March 31, 2005, and June 30, 2005 of $441,417, $174,225, and $133,900, respectively.

To improve its control of the public reporting process, and internal controls, the Company plans to establish a reporting review committee with participants from throughout the Company. This committee will review all publicly filed documents before they are released to more thoroughly review and ensure the accuracy, correctness, and appropriateness of the filing. The Company's financial officers are increasing their level of continuing education and relying less upon the review by their auditors. The Company also intends to retain accounting specialists when it encounters areas outside its normal accounting and financial practices. These improvements in the reporting process are expected to be implemented before the Company files its 10KSB for the period ended September 30, 2005.

(b) MoneyGram Contract
    ------------------

On October 31, 2005, Morgan Beaumont, Inc. ("the Company") entered into an agreement with MoneyGram pursuant to which the Company will allow MoneyGram to accept funds from cardholders at MoneyGram's domestic agent network locations. The Company and MoneyGram will establish a systems interface that allows for processing of cash loads either directly between MoneyGram and the Company's proprietary systems or through a third party processor which shall process the cash loads and/ or transfer information between MoneyGram and the Company's proprietary systems. A consumer fee for the service shall be paid to the Company for each ExpressPayment transaction completed on the Company's behalf. A copy of this agreement is attached hereto as Exhibit 8.1.1.


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(c) Modification of MTEL Contract
    -----------------------------

Pursuant to the agreement between the Company and MTel Communications, Inc. ("MTEL") for the purchase and sale of certain assets of MTEL, the Company was obligated to issue to MTEL an additional 246,753 shares of the Company's restricted common stock. However, the Company and MTEL modified the agreement to provide that the Company will pay $50,000 and issue only 140,000 shares of the Company's restricted common stock to MTEL.

(d)  Press Releases
     --------------

On October 3, 2005, the Company issued a press release announcing new board members and management enhancements. Joseph Hudgins, Vice President of First National Bank of Pennsylvania in Sarasota, has been appointed to the Company's Board of Directors. In conjunction with the appointment of this independent director, Kenneth Craig, the Company's former Chief Operating Officer, has stepped down from the board. T he Company also announced that Dan Davis has been promoted to Chief Technology Office from Vice President of Technology where he will be responsible for the development and maintenance of the Company's technology. Randy Barker has also joined the Company as Vice President of Sales where he will be responsible for managing all sales initiatives and personnel, as well as customer relationships. A copy of this press release is attached hereto as Exhibit 8.1.2.

On November 2, 2005, the Company issued a press release announcing the publication of the Company's Fact Sheet. This Fact Sheet is being published and updated by the Company as part of its goal to provide more disclosure and transparency to the investment community regarding its operation, goals, industry dynamics and conditions. A copy of this press release is attached hereto as Exhibit 8.1.3.

On November 11, 2005, the Company issued a press release announcing the agreement with MoneyGram to which MoneyGram will give the Company's stored value card customers the ability to use MoneyGram's nationwide network of thousands of US locations to load value to their Morgan Beaumont cards. A copy of this press release is attached hereto as Exhibit 8.1.4.

On November 17, 2005 the Company issued a press release announcing its update on reclassification of stock-based compensation expense. Due to the reclassification of non-employee stock based compensation expense, the Company amended Forms 10Q for the quarters ended December 31, 2004, March 31, 2005 and June 30, 2005, as more fully described above. A copy of this press release is attached hereto as Exhibit 8.1.5.

ITEM 9.01 EXHIBITS.

Exhibits include herein are set forth in the Exhibit Index.


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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORGAN BEAUMONT, INC.

/s/ Clifford Wildes
---------------------------
By: Clifford Wildes
CEO, Treasurer and Director
Dated: November 17, 2005


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                                  EXHIBIT INDEX


EXHIBIT NUMBER         DESCRIPTION OF EXHIBIT
--------------         ----------------------

8.1.1.            Agreement with MoneyGram

8.1.2.            Press Release issued October 3, 2005

8.1.3.            Press Release issued November 2, 2005

8.1.4.            Press Release issued November 11, 2005

8.1.5.            Press Release issued November 17, 2005


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